                                                                    EXHIBIT 10.8


                                                                     [EXECUTION]

                  AMENDMENT NO. 2 TO REGISTRATION AGREEMENT AND
                          JOINDER AND RIGHTS AGREEMENT

                  THIS AMENDMENT NO. 2 TO REGISTRATION AGREEMENT AND JOINDER AND RIGHTS AGREEMENT (this "Agreement") is made as of December 27, 2002, by and among J.L. French Automotive Castings, Inc., a Delaware corporation (the "Company"), the stockholders listed on the signature pages hereto (the "Stockholders"), and the institutional investors listed on the signature pages hereto (the "Purchasers").

                  As of April 21, 1999, the Company and certain of the Company's stockholders entered into a registration rights agreement, as amended by that certain Amendment No. 1 to Registration Agreement dated November 30, 2000 (as amended from time to time in accordance with its terms, the "Registration Agreement").

                  On the date hereof, the Company and the Purchasers entered into a Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which the Purchasers purchased one or more warrants to purchase 4,041,458 shares of the Company's Class Q-1 Common Stock par value $.01 per share (together with any warrants issued in exchange therefor or transfer thereof, the "Warrants").

                  In connection with the issuance of the Warrants, the parties to this Agreement desire (i) to amend the Registration Agreement and (ii) that each Purchaser becomes a party to the Registration Agreement.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Amendment of Registration Agreement.

                  (a) Subsection 1(a) of the Registration Agreement is hereby amended by deleting "consummation of a Qualified Public Offering" where it appears in the second sentence thereof and substituting "earlier to occur of (i) the consummation of an Initial Public Offering and (ii) December 27, 2006" therefor.

                  (b) Subsection 1(b) of the Registration Agreement is hereby amended by deleting "consummation of a Qualified Public Offering" where it appears in the first sentence thereof and substituting "earlier to occur of (i) consummation of an Initial Public Offering and (ii) December 27, 2006" therefor.

                  (c) Subsection 9(j) of the Registration Agreement is hereby amended by deleting the definition of "Registrable Securities" contained therein in its entirety and by substituting the following therefor:

                  "Registrable Securities" means (i) any Class A Common, Class B Common, Class C Common, Class D-1 Common, Class D-2 Common and Class E Common issued pursuant to the Recapitalization Agreement, (ii) any Class A-1 Common, Class A-2 Common, Class P Common, Class Q-1 Common and Class Q-2 Common, (iii) any of the Company's common



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stock issued or issuable with respect to securities referred to in clause (i) or
(ii) above by way of a stock dividend or stock split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iv) any other shares of the Company's common stock held by Persons holding securities described in clauses (i), (ii) or (iii) above (other than any such shares which have been previously distributed pursuant to a Public Sale). As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to a Public Sale. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise (including upon exercise of any Warrants) but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  (d) Subsection 9(p) of the Registration Agreement is hereby amended by deleting the definition of "Warrant" in its entirety and substituting the following therefor:

                  "Warrants" means the warrants issued pursuant to the Securities Purchase Agreement, dated as of December 27, 2002 by and between J.L. French Automotive Castings, Inc. and the institutional investors named therein, together with any securities issued in exchange therefor or on transfer thereof, all as amended, modified and supplemented from time to time.

                  (e) Section 9 is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "Class Q-1 Common" means the Company's Class Q-1 Common Stock, par value $.01 per share.

                  "Class Q-2 Common" means the Company's Class Q-2 Non-Voting Common Stock, par value $.01 per share.

                  "Initial Public Offering" means the sale in an initial underwritten public offering of the Company's equity securities under the Securities Act."

                  (f) Subsection 10(d) of the Registration Agreement is hereby amended by adding thereto the following sentence, which shall be inserted as the penultimate sentence of such section:

                  "To the extent that any amendment or waiver of this Agreement disproportionately and adversely affects the rights of the holders of Warrant Registrable Securities relative to the rights of the holders of any class of Registrable Securities, the prior written consent of the holders of at least a majority of the Warrant Registrable Securities shall be required to effect such amendment or waiver."

                  2. Addition of the Purchaser to the Registration Agreement. The parties hereto agree that, by and upon execution of this Agreement, each of the Purchasers shall be a party to the Registration Agreement and each shall be considered an "Investor" and a holder of "Warrant Registrable Securities" thereunder and shall be entitled to the rights and benefits and subject to



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the duties and obligations of an Investor and a holder of Warrant Registrable
Securities thereunder, as fully as if such Purchaser were an original signatory thereto in such capacities.

                  3. Continuing Effect. Except as modified by this Agreement, the Registration Agreement shall continue and remain in full force and effect in accordance with their terms.

                  4. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  5. Consent to Amendments. The provisions of this Agreement may be amended, modified, or waived only with the prior written consent of the Company, the Stockholders and the Purchasers; provided that no such amendment, modification, waiver shall in any way be construed to constitute an amendment, modification, or waiver of the Registration Agreement, which agreement may only be amended, modified, or waived in accordance with the provisions thereof.

                  6. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  7. Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  8. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Purchaser and their respective successors and assigns, whether so expressed or not.

                  9. Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Except as otherwise expressly provided herein, reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of



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the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  10. Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                              *    *    *    *    *







































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            IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first written above.

                                J.L. FRENCH AUTOMOTIVE CASTINGS, INC.

                                By:      _________________________________
                                Its:     _________________________________

                                J2R PARTNERS III

                                By:      _________________________________
                                Its:     _________________________________

                                RANDOLPH STREET PARTNERS II

                                By:      _________________________________
                                Its:     _________________________________


                                BANCAMERICA CAPITAL INVESTORS II, L.P.
                                By:      BancAmerica Capital Management II, L.P.
                                Its:     General Partner

                                By:      BACM II, GP, LLC
                                Its:     General Partner

                                By:      _________________________________
                                Its:     Authorized Member





             [Continuation of Signature Page to Amendment No. 2 to
            Registration Agreement and Joinder and Rights Agreement]

                                THE NORTHWESTERN MUTUAL LIFE
                                INSURANCE COMPANY

                                By:      ____________________________________
                                Its:     ____________________________________



                                NORWEST EQUITY CAPITAL, L.L.C.

                                By:      Itasca NEC, L.L.C., Managing Member
                                By:      ________________________, Member


                                TOWER AUTOMOTIVE, INC.

                                By:      ____________________________________
                                Its:     ____________________________________




                                ONEX CORPORATION,
                                as successor in interest to Onex American
                                Holdings, LLC

                                By:      ____________________________________
                                Its:     ____________________________________

                                By:      ____________________________________
                                Its:     ____________________________________


              [Continuation of Signature Page to Amendment No. 2 to
            Registration Agreement and Joinder and Rights Agreement]

                                BAIRD CAPITAL PARTNERS III LIMITED
                                PARTNERSHIP
                                By:      Baird Capital Partners Management
                                         Company III, L.L.C.
                                Its:     General Partner

                                By:      ____________________________________
                                Its:     ____________________________________

                                BAIRD CAPITAL PARTNERS II LIMITED
                                PARTNERSHIP
                                By:      Baird Capital Partners Management
                                         Company, L.L.C.
                                Its:     General Partner

                                By:      ____________________________________
                                Its:     ____________________________________

                                BCP III AFFILIATES FUND LIMITED
                                PARTNERSHIP
                                By:      Baird Capital Partners Management
                                         Company III, L.L.C.
                                Its:     General Partner

                                By:      ____________________________________
                                Its:     ____________________________________

                                BCP III SPECIAL AFFILIATES LIMITED
                                PARTNERSHIP
                                By:      Baird Capital Partners Management
                                         Company III, L.L.C.
                                Its:     General Partner

                                By:      ____________________________________
                                Its:     ____________________________________

                                BCP II AFFILIATES FUND LIMITED
                                PARTNERSHIP
                                By:      Robert W. Baird & Co. Incorporated
                                Its:     General Partner

                                By:      ____________________________________
                                Its:     ____________________________________


                                WINDWARD/METROPOLITAN, L.L.C.

                                By:      ____________________________________
                                Its:     ____________________________________

                                WINDWARD/PARK WACI, L.L.C.

                                By:      ____________________________________
                                Its:     ____________________________________



              [Continuation of Signature Page to Amendment No. 2 to
            Registration Agreement and Joinder and Rights Agreement]

                                ____________________________________________
                                Charles M. Waldon


                                ____________________________________________
                                S. A. Johnson

                                ____________________________________________
                                Karl F. Storrie

                                ____________________________________________
                                Scott D. Rued

                                ____________________________________________
                                Carl E. Nelson

                                ____________________________________________
                                David J. Huls

                                ____________________________________________
                                Judith A. Vijums

                                ____________________________________________
                                Dan F. Moorse

                                Dugald K. Campbell, Trustee of The Dugald K.
                                Campbell Annuity Trust III, dated September 1, 1999

                                By:      ____________________________________
                                Its:     Trustee

                                Mary-Louise R. Johnson and her successors in trust, as Trustees of the Mary-Louise R. Johnson Revocable Trust under Agreement dated November 12, 2001

                                By:      ____________________________________
                                Its:     ____________________________________






              [Continuation of Signature Page to Amendment No. 2 to
            Registration Agreement and Joinder and Rights Agreement]

                                JOHN HANCOCK LIFE INSURANCE COMPANY

                                By:      ____________________________________
                                Its:     ____________________________________

                                INVESTORS PARTNER LIFE INSURANCE
                                COMPANY

                                By:      ____________________________________
                                Its:     ____________________________________

                                JOHN HANCOCK VARIABLE LIFE
                                INSURANCE COMPANY

                                By:      ____________________________________
                                Its:     ____________________________________

                                JOHN HANCOCK INSURANCE COMPANY
                                OF VERMONT

                                By:      ____________________________________
                                Its:     ____________________________________

                                HANCOCK MEZZANINE PARTNERS II, L.P.
                                By: Hancock Mezzanine Investments II LLC, its General Partner

                                By: John Hancock Life Insurance Company, as Investment Manager

                                By:      ____________________________________
                                Its:     ____________________________________

                                SIGNATURE 5 L.P.
                                By: John Hancock Life Insurance Company, as Portfolio Advisor

                                By:      ____________________________________
                                Its:     ____________________________________

                                WINFIELD CAPITAL CORP.

                                By:      ____________________________________
                                Its:     ____________________________________

                                QDRF MASTER LTD.
                                By:      QDRA LLC
                                Its:     Advisor

                                By:      ____________________________________
                                Its:     ____________________________________





              [Continuation of Signature Page to Amendment No. 2 to
            Registration Agreement and Joinder and Rights Agreement]

                                GENERAL ELECTRIC CAPITAL
                                CORPORATION

                                By:      ____________________________________
                                Its:     ____________________________________


                                SPRUGOS - FRENCH, LLC
                                By:      Howard Hughes Medical Institute,
                                         Sole Member and Manager

                                By:      ____________________________________
                                         Nestor V. Santiago
                                Its:     Vice President and Chief Investment
                                         Officer


                                HY II INVESTMENTS, L.L.C., a Delaware
                                limited liability company

                                By:      ____________________________________
                                Its:     ____________________________________


                                STONEHILL INSTITUTIONAL
                                PARTNERS, L.P.

                                By:      ____________________________________
                                         Wayne Teetsel
                                Its:     General Partner

                                STONEHILL OFFSHORE PARTNERS LIMITED
                                By       Stonehill Advisers LLC

                                By:      ____________________________________
                                         Wayne Teetsel
                                         Managing Member


                                INGALLS & SNYDER VENTURE
                                PARTNERS, L.P.

                                By:      ____________________________________
                                         Thomas O. Boucher Jr.
                                Its:     General Partner



              [Continuation of Signature Page to Amendment No. 2 to
            Registration Agreement and Joinder and Rights Agreement]

                                Sankaty High Yield Partners II, L.P.

                                By:      ____________________________________
                                Its:     ____________________________________

                                Sankaty High Yield Partners III, L.P.

                                By:      ____________________________________
                                Its:     ____________________________________

                                Great Point CLO 1999-1, Ltd.
                                By:      Sankaty Advisors, its collateral
                                         manager

                                By:      ____________________________________
                                Its:     ____________________________________

                                Race Point CLO, Limited
                                By: Sankaty Advisors, its collateral manager

                                By:      ____________________________________
                                Its:     ____________________________________

                                Sankaty Credit Opportunities, L.P.

                                By:      ____________________________________
                                Its:     ____________________________________


                                JLF/AR-I LLC

                                By:      ____________________________________
                                Its:     ____________________________________






              [Continuation of Signature Page to Amendment No. 2 to
            Registration Agreement and Joinder and Rights Agreement]